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                                                                 EXHIBIT 10.28.4

                       FOURTH AMENDMENT TO LEASE AGREEMENT

      FOURTH AMENDMENT TO LEASE AGREEMENT dated as of December 23, 1996 between TriNet Essential Facilities VIIIR, Inc., a Maryland corporation (TriNet), and Caterair International Corporation, a Delaware corporation (Caterair).

      This Fourth Amendment to Lease Agreement amends and forms a part of the eight separate Lease Agreements, each dated as of May 15, 1993, between TriNet, as landlord, and Caterair, as tenant, as amended by First Amendment to Lease Agreement dated as of September 22, 1995, as amended by Second Amendment to Lease Agreement dated as of December 1, 1995 and as amended by Third Amendment to Lease Agreement dated as of June 1, 1996 relating to property described on Exhibit A hereto (collectively, the Lease).

      Pursuant to the First Amendment to Lease Agreement, Caterair agreed to perform certain specified remedial work and delivered a letter of credit drawn on The Bank of New York in the amount of $1,000,000 to TriNet as security for the performance of remedial work on the property subject to the Lease and certain other property leased by Caterair from an affiliate of TriNet. Pursuant to the Second Amendment to Lease Agreement, the date for completion of such remedial work was extended to June 1, 1996. Pursuant to the Third Amendment to Lease Agreement, the date for completion of such remedial work was extended to November 15, 1996 and the amount of the letter of credit was reduced to $500,000. Caterair has requested that the deadline for completion of the remedial work be extended to April 30, 1997 and that the letter of credit be reduced to $100,000..

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, TriNet and Caterair hereby agree as follows:

      1. Section 4.1 of the First Amendment to Lease Agreement is hereby amended and restated in its entirety as follows:

4.1 Tenant hereby agrees to perform the necessary remedial work to the premises identified in the Leases set forth in Schedule 1 hereto with respect to the matters described in Mark Malardino's letter to Tenant, dated September 14, 1995, and to complete such work on or before April 30, 1997. Tenant has delivered to Landlord a clean irrevocable letter of credit identified as The Bank of New York's Letter of Credit Ref. No. S00034339 to secure performance of such remedial work; such letter of credit was amended on July 29, 1996 to reduce the available credit to $500,000 and to extend the expiration date to December 31, 1996. Tenant shall cause the letter of credit as so amended to be further amended to reduce the available credit to $100,000 and to extend its expiration date to June 30, 1997 (the "Amended Letter of Credit"). Upon completion of such remedial work by Tenant, Landlord shall return the Amended Letter of Credit to Tenant. If the remedial work is not substantially completed by April 30, 1997, Landlord may draw on the Amended Letter of Credit from time to time to fund the cost or estimated cost of such work plus
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a management fee equal to 10% of such cost. Landlord shall remit any unspent balance to Tenant upon completion of such remedial work.

      2. Attached hereto as Exhibit A is a copy of a December 24, 1996 amendment to The Bank of New York letter of credit no. S00034339, which has the effect of reducing the available credit to $100,000 and extending the expiration date to June 30, 1997. TriNet consents to such amendment and agrees to notify The Bank of New York of such consent.

      3. This Fourth Amendment to Lease Agreement may be executed by each party on a separate counterpart, and such counterparts shall together constitute a single instrument.
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      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Lease Agreement to be executed as of the date first above set forth.

                                        TriNet Essential Facilities VIIIR, Inc.


                                        By: /s/ Jo Ann Chitty
                                           ------------------
                                            Name:  Jo Ann Chitty
                                            Title: Senior Vice President Asset
                                                   Management

                                        Caterair International Corporation


                                        By: /s/ Terry W. Roueche
                                            --------------------------
                                            Name:  Terry W. Roueche
                                            Title: Assistant Secretary
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                                   Schedule 1                #366 Burlingame, CA

Parcel A as shown on that certain parcel map filed in the office of the County Recorder of San Mateo County, State of California on November 2, 1970 in Book 11 of Parcel Maps at page 19.
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                                                            #397 Bloomington, MN

      All that certain real property situated in the County of Hennepin, State of Minnesota, and described as follows:

      Lot 1, Block 1, Watson's Bloomington Addition, according to the plat thereof on file or of record in the office of the Registrar of Titles in and for said Hennepin County, Minnesota.
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                                                                  #361 Miami, FL

Lot 213, GRAPELAND HEIGHTS THIRD SECTION, according to the Plat thereof, recorded in Plat Book 17, Page 15, of the Public Records of Dade County, Florida, and Tracts 12 and 13 of GRAPELAND HEIGHTS THIRD SECTION REVISED, according to the Plat thereof, recorded in Plat Book 31, Page 53 of the Public Records of Dade County, Florida.

AND the North 1/2 of the following described parcel of land;

A portion of the right-of-way of Northwest 23rd Street between Northwest 35th Avenue and Northwest 36th Avenue in Section 28, Township 53 South, Range 41 East, Dade County, Florida, and being more particularly described as follows:

Begin at the centerline intersection of Northwest 36th Avenue with northwest
23rd Street as shown on the Plat of revised Plat of Grapeland Heights Third Section, as recorded in Plat Book 31, Page 53 of the Public Records of Dade County, Florida, and run North along the centerline of said Northwest 36th
Avenue for 25.00 feet; thence North 89 (degree) 28' 10" East along the Northerly right-of-way line of the aforesaid Northwest 23rd Street for 35.00 feet; thence North along the Easterly right-of-way line of said Northwest 36th Avenue for
25.23 feet to a point of cusp; thence Southeasterly along the circular curve to the left, having a radius of 25.00 feet and a central angle of 90 (degree) 31' 50" for an arc distance of 39.50 feet to a point of tangency; thence North 89 (degree) 28' 10" East along the Northerly right-of-way line of the aforesaid Northwest 23rd Street for 366.83 feet to a point of curvature; thence Northeasterly along a circular curve to the left, having a radius of 25.00 feet and a central angle of 89 (degree) 25' 57" for an arc distance of 39.02 feet; thence South 0 (degree) 02' 13" West along the Westerly right-of-way line of the aforesaid Northwest 35th Avenue for 100.00 feet up to a point of cusp; thence Northwesterly along a circular curve to the left, having a radius of 25.00 feet and a central angle of 90 (degree) 34' 03" for an arc distance of 39.52 feet to a point of tangency; thence South 89 (degree) 28' 10" West along the Southerly right-of-way line of the aforementioned Northwest 23rd Street, for 426.53 feet; thence North along the centerline of the aforesaid Northwest 36th Avenue for 25.00 feet to the Point of Beginning, lying and being in Dade County, Florida.
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                                                                  #366 Miami, FL

Lots 154-160 inclusive, Lots 178-184 inclusive of GRAPELAND HEIGHTS THIRD SECTION, recorded in Plat Book 17, Page 15, of the Public Records of Dade County, Florida.

Also described as Tract 7 of the revised Plat of GRAPELAND HEIGHTS THIRD
SECTION, recorded in Plat Book 31, Page 53, of the Public Records of Dade
County, Florida.
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                                                                   #303 Reno, NV

All that certain real property situated in the City of Reno, County of Washoe, State of Nevada, more particularly described as follows:

Parcel B of Parcel Map No. 358 for A. LEVY and J. ZENTNER CO., according to the map thereof, filed in the office of the county recorder of Washoe County, State of Nevada, on December 21, 1976, as File No. 440513, Official Records.

                                                                           # 318

                TO LEASE DATED THE 1st DAY OF January, ____, 1971

                         DESCRIPTION OF LEASED PREMISES

      All that certain tract of land located at 18850 28th Avenue South,
Seattle, Washington 98188 ......................................................
together with the improvements now or hereafter to be constructed thereon in accordance with the provisions of the foregoing Lease and all alley rights, if any, easements, rights of way and other appurtenances now or hereafter, during the term of said Lease, appertaining thereunto; said land being more particularly described as follows:

      That portion of the Southeast One-quarter of the Southeast One-quarter of
Section 33, Township 23 North, Range 4 East, W. M. described as follows:

      Beginning at the northwest corner of the Southeast One-quarter of the Southeast One-quarter of said Section 33; thence South 89 (degree) 33'30" East
20.00 feet; thence South 1 (degree) 48'23" West 385.00 feet to the True Point of Beginning; thence South 89 (degree) 33'30" East 256.00 feet; thence South 1 (degree) 48'23" West 25.92 feet; thence North 89 (degree) 33'30" West 7.24 feet; thence South 3 (degree) 19'16" West 199.24 feet; thence South 89 (degree) 33'30" East 12.51 feet; thence South 1 (degree) 48'23" West 158.55 feet; thence North
89 (degree)33'30" West 256.00 feet; thence North 1 (degree) 48'23" East 383.52 feet to the True Point of Beginning; Situate in County of King, State of Washington.
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                                                               #701 Millbrae, CA

PARCEL A

A portion of Lot 2 in Block 5 as shown on that certain map entitled, "UNIT NO. 4, MILLSDALE INDUSTRIAL PARK, MILLBRAE, SAN MATEO COUNTY, CALIFORNIA," filed in the office of the County Recorder of San Mateo County, State of California on April 21, 1955 in Book 42 of Maps at page 10, more particularly described as follows:

BEGINNING at point on the Northwesterly line of Adrian Road, said point being the most Easterly corner of said Lot 2, as shown on the above described map; thence from said point of beginning along said Northwesterly line of Adrian Road, South 53 (degree) 11' 36" West 302.70 feet; thence leaving said line at right angles, North 36 (degree) 48' 24" West 197.16 feet to a point on the Northerly line of said Lot 2; thence along said line North 86 (degree) 16' 19" East 361.25 feet to the point of beginning.

PARCEL B

A portion of Lot 2 in Block 5 as shown on that certain map entitled "UNIT NO. 4, MILLSDALE INDUSTRIAL PARK, MILLBRAE, SAN MATEO COUNTY, CALIFORNIA", fi1ed in the office of the County Recorder of San Mateo County, State of California on April 21, 1955 in Book 42 of Maps at page 10, more particularly described as follows:

BEGINNING at the most Southerly corner of said Lot 2, as shown on the above mentioned map; thence along the Southeasterly line of said lot and the Northwesterly line of Adrian Road, North 53 (degree) 11' 36" East 100 feet; thence leaving said Southeasterly lot line and Northwesterly line of Adrian
Road, North 36 (degree) 48' 24" West 197.l6 feet to the Northerly line of said Lot 2; thence along said Northerly line South 86 (degree) 16' 19" West 119.34 feet to the most Westerly corner of said lot; thence along the southwesterly line of the said Lot 2, South 36 (degree) 48' 24" East 262.30 feet to the point of beginning.
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                                    Exhibit A                     #702 Miami, FL

Lots 5, 6, 25 and 26 or LE JEUNE TERMINALS 2ND ADDITION, according to the Plat thereof, recorded in Plat Book 48, Page 55, of the Public Records of Dade County, Florida.
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                        [LETTERHEAD OF BANK OF NEW YORK]

OUR. NO.                                         CORRESPONDENT'S REF. NO.
S00034339                                        TRINET CORP RLTY

DATE
DECEMBER 24 1996

BENEFICIARY:                                     APPLICANT:
TRINET CORPORATE REALTY TRUST,                   SC INTERNATIONAL SERVICES, INC.
INC., 4 EMBARCADERO CENTER                       524 EAST LAMAR BOULEVARD
SUITE 3150, SAN FRANCISCO, CA 94111              ARLINGTON, TX 76011

ATTN: DEBORAH PAUL

DATE OF ORIGINAL ISSUE:                          AMENDMENT DATE:
MAY 23 1996                                      DECEMBER 24 1996

GENTLEMEN/LADIES:

THE ABOVE MENTIONED INSTRUMENT INCLUDING ANY PREVIOUS AMENDMENTS, IS AMENDED AS
FOLLOWS:

CREDIT AMOUNT DECREASED BY **USD400,000.00** MAKING NEW CREDIT AMOUNT TOTAL **USD100,000.00**

EXTEND EXPIRATION DATE JUNE 30, 1997.

THIS AMENDMENT WILL ONLY BECOME OPERATIVE UPON OUR RECEIPT OF YOUR WRITTEN CONSENT TO IT'S TERMS. PLEASE INDICATE YOUR CONSENT OR REJECTION BY SIGNING AND RETURNING THE ATTACHED COPY OF THIS AMENDMENT.

MAY WE PLEASE HAVE YOUR RESPONSE AS SOON AS POSSIBLE.

IF THIS AMENDMENT IS TO BE REJECTED, BENEFICIARY'S SIGNED STATEMENT TO THAT EFFECT IS REQUIRED.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

ALL OTHER CONDITIONS REMAIN UNCHANGED.

YOURS VERY TRULY,

   /s/ [ILLEGIBLE]
--------------------
AUTHORIZED SIGNATURE